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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                CURRENT REPORT PURSUANT TO SECTION 13 OR 15(D) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

                Date of Report (Date of earliest event reported):
                               September 10, 2004
                                 ______________

                                 LANTRONIX, INC.
             (Exact name of registrant as specified in its charter)

   Delaware                         1-16027               33-0362767
   -----------------------       --------------        -----------------
(State or other jurisdiction      (Commission           (IRS Employer
     of incorporation)            File Number)        Identification No.)

                             15353 Barranca Parkway
                                   Irvine, CA
                                      92618
                    (Address of Principal Executive Offices)
                                   (Zip Code)
       Registrant's telephone number, including area code: (949) 453-3990

          (Former name or former address, if changed since last report)
                                 ______________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act(17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act(17 CFR 240.13e-4(c))


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Item  2.02     Results  of  Operations  and  Financial  Condition

          Lantronix, Inc. announced in a press release on September 9, 2004 the preliminary results of its fiscal year ending June 30, 2004. A copy of this press release is furnished as Exhibit 99.1 to this report. The Company conducted a public earnings call the same day during which it shared this same information. An audio copy and transcript of that call is provided on the Company web site at www.lantronix.com. This information shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, and is not incorporated by reference into any filing of the company, whether made before or after the date of this report, regardless of any general incorporation language in the filing.

Item  9.01     Financial  Statements  and  Exhibits

     (c)     Exhibits

     99.1 Press Release dated September 9, 2004 announcing results of fiscal year ending June 30, 2004 with selected consolidated balance sheet data and selected unaudited consolidated statement of operations data.


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                                    SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LANTRONIX,  INC.


Date:  September  10,  2004     By:  /s/  James  W.  Kerrigan
                                     --------------------------
                                     James  W.  Kerrigan
                                     Chief  Financial  Officer


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                                  EXHIBIT INDEX
                                  -------------

     99.1 Press Release dated September 9, 2004 announcing results of fiscal year ending June 30, 2004 with selected consolidated balance sheet data and selected unaudited consolidated statement of operations data.


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